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                                                                   Exhibit 10.30


                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "FIRST AMENDMENT") dated as of September 29, 2000 by and among ZARING HOMES, INC. ("ZARING HOMES"), ZARING HOLDINGS, INC., HEARTHSIDE HOMES, LLC, ZARING NATIONAL LAND HOLDING CORPORATION, ZARING NATIONAL HOMES HOLDING CORPORATION, and ZARING LEASING, LLC, as Borrowers and Guarantors, ZARING NATIONAL CORPORATION ("ZARING NATIONAL"), ZARING HOMES OF INDIANA, L.L.C. and ZARING HOMES KENTUCKY, LLC ("ZARING HOMES KENTUCKY"), as Guarantors, the Banks set forth below, BANK OF AMERICA, N.A. and BANK ONE, NA, as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks (the "AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Guarantors, the Banks, the Co-Agents and the Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of April 13, 2000 (the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrowers and the Guarantors have requested that certain covenants of the Credit Agreement be amended as set forth herein;

                  WHEREAS, the Banks are willing to enter into such amendments on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. DEFINITIONS.

         Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement, as amended by this First Amendment.

         2. AMENDMENT OF CREDIT AGREEMENT.

                  A. Section 8.2(f) [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:



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                  (f) LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS

                           Each of the Loan Parties shall not dissolve, liquidate or wind up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital of any other person; PROVIDED that (i) any Loan Party other than the Borrowers may consolidate or merge into another Loan Party, (ii) the Loan Parties may acquire all or substantially all of the assets or all of the capital stock of other persons engaged in the same business as the business of the Loan Parties with the prior written consent of the Required Banks, such consent to be granted or withheld in their sole discretion, and
         (iii) Zaring Kentucky may sell all or substantially all of its assets pursuant to the terms of that certain Asset Purchase Agreement dated as of September 29, 2000 by and among Zaring Homes Kentucky, as seller, Olympia Homes, LLC as buyer, and Zaring Homes, as indemnitor (the "ASSET PURCHASE AGREEMENT").

                  B. Section 8.2(g) [Disposition of Assets or Subsidiaries] of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

                  (g) DISPOSITION OF ASSETS OR SUBSIDIARIES

                           Each of the Loan Parties shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles, with or without recourse, or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except:

                           (i) transactions involving the sale of land and building inventory in the ordinary course of business;

                           (ii) any sale, transfer, lease, abandonment or other disposition of assets in the ordinary course of business which are no longer necessary or required in the conduct of the Loan Party's business;

                           (iii) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired; and

                           (iv) the asset sales by Zaring Homes Kentucky and Zaring Homes described in (a) the Asset Purchase Agreement and (b) that certain Termination Agreement dated as of September 29, 2000 by and among Zaring Homes, Phillip W. Leigh and Martha R. Leigh (the "TERMINATION AGREEMENT" and, together with the Asset Purchase Agreement, collectively the "PURCHASE AGREEMENTS").



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         3. CONDITIONS OF EFFECTIVENESS OF THIS FIRST AMENDMENT.

         The effectiveness of this First Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

         (b) COUNTERPARTS OF FIRST AMENDMENT. The Agent shall have received counterparts of this First Amendment duly executed by the Loan Parties and the Banks. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

         (c) SECRETARY'S CERTIFICATE. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of Zaring National, Zaring Homes and Zaring Homes Kentucky certifying as to all action taken by Zaring National, Zaring Homes and Zaring Homes Kentucky to authorize the execution, delivery and performance of the Asset Purchase Agreement and the Termination Agreement and the documents executed in connection therewith.

         (d) CLOSING OF ASSET SALES. The Agent shall have received a fully executed copy of the Purchase Agreements and the asset sales contemplated by the Purchase Agreements shall be consummated substantially on the terms set forth in the drafts of the Purchase Agreements previously provided to the Agent.

         (e) CASH PROCEEDS. All cash proceeds received by any of the Loan Parties pursuant to the Asset Purchase Agreement shall immediately upon receipt be applied, first, to prepay the Term Loans and, second, to prepay the Revolving Credit Loans.

         (f) NOTES. Zaring Homes shall, immediately upon receipt, endorse the Amenities Notes and the Inventory Note (both as defined in the Termination Agreement and, collectively, the "NOTES") to the Agent, on behalf of the Banks, and deliver the original Notes to the Agent, on behalf of the Banks, and assign the Amenities Mortgage and the Inventory Mortgage to the Agent on behalf of the Banks.

         4. FORCE AND EFFECT.

         Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.



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         5. GOVERNING LAW.

         This First Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

         6. FEES AND EXPENSES.

         The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all fees, costs, expenses and disbursements (including without limitation attorneys' fees) relating to this First Amendment which are payable by the Loan Parties as previously agreed to by the Borrower and as provided in Sections 10 and 11 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]







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                [PAGE 1 OF 3 TO FIRST AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                               BORROWERS AND GUARANTORS:

                               ZARING HOMES, INC.


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Vice President and Chief Financial Officer

                               ZARING HOLDINGS, INC.


                               By:______________________________________________
                               Name: Ronald G. Gratz
                               Title: Treasurer

                               HEARTHSIDE HOMES, LLC
                                 By:  Zaring National Corporation, as member

                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer

                               ZARING NATIONAL LAND HOLDING CORPORATION


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer

                               ZARING NATIONAL HOMES HOLDING CORPORATION


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer



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           [SIGNATURE PAGE 2 OF 3 TO FIRST AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                             ZARING LEASING, LLC
                               By: Zaring National Corporation, as sole
                               member and manager


                             By:________________________________________________
                             Name:  Ronald G. Gratz
                             Title: Secretary/Treasurer

                             ZARING NATIONAL CORPORATION


                             By:________________________________________________
                             Name:  Ronald G. Gratz
                             Title: Secretary/Treasurer

                             ZARING HOMES OF INDIANA, L.L.C.
                               By: Zaring Homes, Inc., as member

                             By:________________________________________________
                             Name:  Ronald G. Gratz
                             Title: Vice President and Chief Financial Officer

                             ZARING HOMES KENTUCKY, LLC,
                             By: Zaring Holdings, Inc., as manager

                             By:________________________________________________
                             Name:  Ronald G. Gratz
                             Title: Treasurer


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           [SIGNATURE PAGE 3 OF 3 TO FIRST AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                              AGENT:

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Agent and as a Bank


                              By:_______________________________________________
                              Name:  Thomas J. McCool
                              Title: Senior Vice President


                              CO-AGENTS:

                              BANK OF AMERICA, N.A., as a Co-Agent and as a Bank


                              By:_______________________________________________
                              Name:  Michelle Chen
                              Title: Vice President

                              BANK ONE, NA, as a Co-Agent and as a Bank


                              By:_______________________________________________
                              Name:  Thomas T. Bower
                              Title: First Vice President


                              OTHER BANKS:

                              COMERICA BANK,


                              By:_______________________________________________
                              Name:  John F. Regan
                              Title: Vice President


                              THE FIFTH THIRD BANK


                              By:_______________________________________________
                              Name: Brian L. Rogg
                              Title: Vice President